UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: April 9, 2014

(Date of earliest event reported)

Parametric Sound Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-35465	27-2767540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

13771 Danielson Street, Suite L Poway, CA 9206
(Address of principal executive offices)

888-477-2150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

As further described in a current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 16, 2014 (the “Closing 8-K”), on January 15, 2014, Parametric Sound Corporation (the “Company”) completed the merger (the “Merger”) of its wholly-owned subsidiary, Paris Acquisition Corp., a Delaware corporation (“Merger Sub”), with and into VTB Holdings, Inc., a Delaware corporation (“VTBH”), in accordance with the terms and conditions of the Agreement and Plan of Merger, dated August 5, 2013, by and among the Company, VTBH and Merger Sub (the “Merger Agreement”). As a result of the Merger, VTBH, the surviving entity in the Merger, became a wholly-owned subsidiary of the Company. For accounting purposes, the Merger was treated as a “reverse acquisition” and VTBH was considered the accounting acquirer. Accordingly, VTBH will be reflected as the predecessor and acquirer in the Company’s (the legal acquirer) financial statements for periods ending after December 31, 2013. The Company’s historical financial condition and results of operations shown for comparative purposes in future periodic filings will reflect VTBH’s historical results.

The financial statements of VTBH as of and for the years ended December 31, 2013 and 2012 were audited by Freed Maxick CPAs, P.C. (“Freed”). In a reverse acquisition, a change of accountants is presumed to have occurred unless the same accountant audited the pre-merger financial statements of both the legal acquirer and the accounting acquirer, and such change is generally presumed to occur on the date the reverse acquisition is completed.

However, because the Merger was not completed until January 15, 2014, the Company’s quarterly report on Form 10-Q for the quarter ended December 31, 2013 filed with the SEC on February 10, 2014 (the “Pre-Merger 10-Q”) was required to include the unaudited condensed consolidated financial statements (and discussion thereof in Item 2 “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) of the Company, the legal acquirer, as of December 31, 2013 (i.e. prior to the completion of the Merger) on a stand-alone basis. In addition, the Company also filed with the SEC on March 28, 2014 an amendment to the Closing 8-K (the “Post-Merger 8-K/A”) that included the audited consolidated financial statements of VTBH, the accounting acquirer, on a stand-alone basis. During the interim period between the initial filing of the Closing 8-K and the date of this current report, Freed completed the audit of VTBH’s financial statements as of and for the year ended December 31, 2013 required to be included in the Post-Merger 8-K/A.

The financial statements of the Company as of and for the years ended September 30, 2013 and 2012 were audited by Squar, Milner, Peterson, Miranda and Williamson LLP (“Squar Milner”). Squar Milner continued performing certain additional review services for the Company in connection with the Pre-Merger 10-Q. Subsequent to the filing of the Pre-Merger 10-Q, Squar Milner has not performed any audit, audit related or review services for the Company.

After the completion of the Merger, the audit committee of the Company’s board of directors (the “Audit Committee”), which has the responsibility to engage and dismiss the Company’s auditor under Rule 10A-3(b)(2), began considering which firm would serve as the Company’s principal accounting firm for the fiscal year ending December 31, 2014. Following the filing of the Pre-Merger 10-Q and the Post-Merger 8-K/A, the Audit Committee made the decision to dismiss each of Squar Milner and Freed, and to engage BDO USA, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014

(a) Dismissal of Freed

Effective April 9, 2014, the Audit Committee dismissed Freed as VTBH’s principal accounting firm. The Audit Committee voted unanimously to dismiss Freed.

The audit reports of Freed on VTBH’s financial statements as of and for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During VTBH’s fiscal years ended December 31, 2013 and 2012 and in the subsequent period through April 9, 2014, there were no disagreements with Freed on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Freed would have caused it to make reference to the subject matter of the disagreements in connection with its audit report, nor were there any “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company and VTBH provided Freed with a copy of the disclosure made in response to this Item 4.01 and requested that Freed furnish a letter addressed to the SEC confirming that it agrees with the above statements. A copy of Freed’s letter dated April 14, 2014 is filed as Exhibit 16.1 to this current report on Form 8-K.

(b) Dismissal of Squar

Effective April 9, 2014, the Audit Committee dismissed Squar Milner as the Company’s independent registered public accounting firm. The Audit Committee voted unanimously to dismiss Squar Milner.

Squar Milner served as the Company’s independent registered public accounting firm for the fiscal years ended September 30, 2013 and 2012. The audit reports of Squar Milner on the Company’s financial statements as of and for the years ended September 30, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended September 30, 2013 and 2012 and in the subsequent period through April 9, 2014, there were no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Squar Milner would have caused it to make reference to the subject matter of the disagreements in connection with its audit report, nor were there any “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Exchange Act.

The Company provided Squar Milner with a copy of the disclosure made in response to this Item 4.01 and requested that Squar Milner furnish a letter addressed to the SEC confirming that it agrees with the above statements. A copy of Squar Milner’s letter dated April 14, 2014 is filed as Exhibit 16.2 to this current report on Form 8-K.

(c) Engagement of new independent registered public accounting firm

Effective April 9, 2014, the Audit Committee engaged BDO to serve as the Company’s independent registered accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2014. The Audit Committee voted unanimously to engage BDO. BDO previously audited the financial statements of VTBH as of and for the years ended December 31, 2011 and 2010 and also provided certain tax-related services. BDO also provided certain valuation services to VTBH in connection with its 2012 acquisition of Lygo International.

Except as described above, during the two most recent fiscal years and through April 9, 2014, the date of the engagement of BDO, neither the Company nor any person on its behalf has consulted with BDO with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

16.1	Letter of Freed Maxick CPAs, P.C., dated April 14, 2014.

16.2	Letter of Squar, Milner, Peterson, Miranda and Williamson LLP, dated April 14, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2014	PARAMETRIC SOUND CORPORATION

	By:	/s/ John T. Hanson
John T. Hanson
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

16.1	Letter of Freed Maxick CPAs, P.C., dated April 14, 2014.

16.2	Letter of Squar, Milner, Peterson, Miranda and Williamson LLP, dated April 14, 2014.